UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            July 16, 2008
                                                 -------------------------------


                   Harleysville Savings Financial Corporation
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             (Exact name of registrant as specified in its charter)


Pennsylvania                             0-29709                 23-3028464
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


271 Main Street, Harleysville, Pennsylvania                        19438
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (215) 256-8828
                                                   -----------------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
             ---------------------------------------------

      On July 16, 2008, Harleysville Savings Financial Corporation (the "Company") issued a press release announcing its results of operations for the three and nine months ended June 30, 2008. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

      This information, including the press release filed as Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01    Other Events
             ------------

      On July 16, 2008, the Company also announced that the board of directors increased the regular quarterly cash dividend to $0.18 per share to be paid by the Company on its outstanding shares of common stock. The cash dividend is payable August 20, 2008 to stockholders of record as of August 6, 2008.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   Not applicable.

       (d)   The following exhibits are included with this Report:

       Exhibit No.        Description
       ----------         ----------------------------------------------------

       99.1               Press Release, dated July 16, 2008

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Harleysville Savings Financial Corporation


Date:  August 5, 2008                 By: /s/ Brendan  J. McGill
                                          ---------------------------------
                                          Name:  Brendan J. McGill
                                          Title: Senior Vice President and Chief
                                                  Financial Officer




                                  EXHIBIT INDEX

             Exhibit No.          Description
             -----------          --------------------------------------------
             99.1                 Press Release dated July 16, 2008